                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: October 23, 2001




                             Entrada Networks, Inc.
             (Exact name of registrant as specified in its charter)




                                    000-26952
                            (Commission File Number)



                        DELAWARE                                                           33-0676350
(State or other jurisdiction of incorporation or organization)                  (I.R.S. Employer Identification No.)


                    10070 Mesa Rim Road, San Diego, CA 92121
             (Address of principal executive offices, with zip code)



                                 (858) 623-3265
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.


         The attached Press Release is incorporated by reference herein.

ITEM 7. Financial Statements and Exhibits.

(a)      Not applicable
(b)      Not applicable
(c)      Exhibits

              Exhibit No.           Description
              -----------           -----------
                 99.1               Press Release Issued October 23, 2001


ABOUT ENTRADA NETWORKS

Entrada Networks has three wholly owned subsidiaries that focus on developing and marketing products in the storage networking and network connectivity industries. Rixon Networks manufactures and sells a line of fast and gigabit Ethernet adapter cards that are purchased by large networking original equipment manufacturers as original equipment for servers, and other computer and telecommunications products. Its focus is on two- and four-port cards and drivers for highly specialized applications. Sync Research manufactures and services frame relay products for some of the major financial institutions in the U.S and abroad. The Torrey Pines subsidiary, prior to the cost-saving steps announced today, has been specializing in the design & development of SAN transport switching products. Entrada Networks is headquartered in San Diego, Ca.


Safe Harbor

Except for historical information contained herein, the matters set forth in this news release are forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements, including but not limited to the following factors: 1) the ability of the Company to generate the cash flow from operations, or raise additional capital necessary to finance its ongoing businesses; 2) the ability of the Company to develop or acquire new profitable lines of business and to attract and retain management to lead this effort; 3) the continuing market acceptance of the legacy products which account for all of the Company's current revenues; 4) the ability of the Company to generate revenues from its now suspended research and development efforts in the SAN Space; 5) The much greater financial and other resources of Entrada Networks' many well-entrenched competitors; 6) The failure of the market for SAN transport products to grow and develop as is currently anticipated; 7) the adoption of technology standards different from those under which Entrada is prepared to deliver products; and 8) such other factors as are set forth in Entrada's annual report on Form 10-K, filed May 4, 2001, and in the reports previously filed by Entrada's former Parent, Sorrento Networks Corporation or Sync Research with the U.S. Securities and Exchange Commission, including but not limited to the Reports of Sync Research, Inc., filed in connection with its merger with Entrada on Form S-4 and S-4/A.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ENTRADA NETWORKS, INC.
Date: October 23, 2001



                                     /s/ Gilbert S. Goldbeck
                                     -----------------------------------------
                                     Gilbert S. Goldbeck
                                     Vice President, Finance
                                     Chief Accounting Officer


                             STATEMENT OF DIFFERENCES
                             ------------------------

The trademark symbol shall be expressed as................................'TM'